Leases	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
Leases

NOTE O — Leases

CTS incurred rent expense from continuing operations of approximately $4.0 million in 2013, $3.4 million in 2012, and $3.4 million in 2011. The future minimum lease payments under the Company’s lease agreements from continuing operations are $3.8 million in 2014, $2.6 million in 2015, $1.8 million in 2016, $1.7 million in 2017, $1.5 million in 2018, and $1.5 million thereafter. Future sub-lease income from continuing operations is $50,000 in 2014 and 2015. Some of CTS’ operating leases include renewal options and escalation clauses.

CTS incurred rent expense from discontinued operations of approximately $2.2 million in 2013, $3.3 million in 2012, and $3.6 million in 2011. All leases from discontinued operations were transferred to Benchmark as part of the sale of the EMS business.

In the fourth quarter of 2012, one of CTS’ foreign locations entered into a sale-leaseback transaction. Accordingly, CTS recorded a gain of approximately $10.3 million and deferred approximately $4.5 million of gain that will be amortized over six years. As of December 31, 2013, $0.8 million is recorded in other accrued liabilities and $2.9 million is recorded in other long-term obligations the Consolidated Balance Sheets. This activity was part of continuing operations.